                                                                    EXHIBIT 10.3

                                COMMERCIAL LEASE

     This lease is made this 28th day of May, 2003 by and between Kae Soung L.L.C. (hereinafter "Lessor") and Westsound Bank (hereinafter "Lessee".) In consideration for the mutual promises and covenants contained herein, and for other good and valuable consideration, the parties hereby agree as follows;

1. PREMISES. The Lessor leases to the Lessee, and the Lessee rents from the Lessor the following described Premises commonly known and numbered as 100 Bethel Ave, Port Orchard Washington 98366:

     Legal Description; TAX ID #4042 - 002 - 007 - 0001

2. TERM. The term of the Lease shall be for Five (5) years. Payments will commence on the sooner of 120 days after execution of lease, or occupancy be Lessee and ending on the 31st day of May 2008, but in no event, not before June 1, 2003.

3. OPTION TO RENEW. Provided that Lessee is not in default in the performance of this lease, Lessee shall have TWO options to extend this Lease for two additional terms of Sixty (60) months each, commencing at the expiration of the initial lease term, terms outlined below. All of the terms and conditions of the Lease shall apply during the renewal term.

The option shall be exercised by written notice given to Lessor not less than 90 days prior to the expiration of the pertinent lease term. If notice is not given in the provided herein within the time specified, the option shall expire.

4. RENT. The Lessee shall pay to Lessor as rent Twenty One Hundred and No/100 Dollars ($2100.00) per month, payable in advance on the first of each month of the lease term, commencing June 1st 2003, with adjustments to be made as hereinafter provided, subject to terms outlined in heading "2", TERM.

          Payments shall be made to:            KAE Soung L.L.C.
                                                6314 Valley Ave. E
                                                Fife, WA 98424 (253)922-7623

          Adjustments shall be made as follows:
                                                1st Option: $2333 per month.
                                                2nd Option: $2567 per month.


Commercial Lease - 1                    Lessee: /s/ DJ
                                                --------------------------------


                                        Lessor: /s/ KS
                                                --------------------------------

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     A late charge of Two Hundred and No/100 Dollars ($200.00) will be assessed the Lessee for any rental payment received after the 5th day of each calendar month in which the rental is due, and $25.00 for each day thereafter until received by Lessor. Acceptance of payment without late charge shall not constitute a waiver of Lessee's obligation for any charges incurred.

     DEFAULT: Three (3) late payments (successive) or any rent payment received after the 15th day of any calendar month shall constitute default of this agreement and subject to default provisions specified in Article 20 below.

4.5 DUE DILIGENCE/FEASIBILITY - Lessor acknowledges that Lessee is required to obtain local, state, and federal approval prior to proceeding with improvements and occupancy. In addition, the Lessee wishes to perform due diligence on the condition of the existing structure, to ascertain feasibility of cost of improvements. If authorities mandate improvements to the structure that prove to be cost prohibitive, or if regulatory operating approval, or local business license is not obtained, then lessee will notify lessor within 90 days from date of this agreement, and the commercial lease agreement will be cancelled. Lessor may be entitled to retain deposit, as sole compensation as outlined below.

5. DEPOSIT. In acknowledgement of the significant investment lessee plans on making to the property, there will be no security deposit required. However, a non-refundable deposit of $6,000 shall be paid to Landlord, and if during the due diligence period, the Lessee elects to opt out and cancel the lease, then Lessor, shall be permitted to keep the deposit, and shall be entitled to no other compensation.

6. SUBORDINATION. This Lease is subject to all present or future mortgages affecting the Premises and Lessee agrees that this Lease shall be subordinate to any existing mortgages or deeds of trust, placed on the property, that in the event of foreclosure, if Lessee in not then in default and agrees to attorn to the mortgagee or beneficiary under deed of trust, such mortgagee or beneficiary shall recognize Lessee's right of possession for the term of this Lease.

7. USE. Lessee shall use and occupy the Premises only as a BANK subject at all times to the approval of the Lessor.


Commercial Lease - 2                    Lessee: /s/ DJ
                                                --------------------------------


                                        Lessor: /s/ KS
                                                --------------------------------

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8.   MAINTENANCE AND REPAIRS. The lessee, at his own expense, shall keep the roof, exterior walls, the parking lot, landscaping, and structural foundations in good repair and to pay for any necessary repairs related thereof. Further, Lessee shall at all times through the lease term keep the interior of the leased Premises, all windows, glasses, and moldings and trim of all doors and windows and all partitions, door surfaces, fixtures, equipment's, and appurtenances thereof, in good order, condition, and repair. Lessee shall take good care of the Premises and shall not alter, repair, or change the Premises without the consent of Lessor, which consent will not be unreasonably withheld. All damage or injury done to the Premises by Lessee or any other persons who may be in or on the Premises with the consent of Lessee shall be paid for by Lessee. In addition, Lessee shall, at its own expense, make all necessary repairs and replacement to the heating system, plumbing system, and floor within the Premises, and at reasonable intervals, paint or refinish the interior of the lease Premises.

9. ACCESS. Lessee shall permit the Lessor or his agents to make examinations of all said Premises at any reasonable time and frequency as Lessor may elect.

10. TAXES. Lessee shall pay all personal property taxes, assessments, or governmental charged levied, assessed, or imposed upon or measured by the value of it business operation, including, but not limited to: the furniture, fixtures, leasehold improvements, equipment, and other property of Lessee at any time situated on or installed in the Premises be Lessee. Lessee shall keep the Premises free from such tax liens therefore. Should there presently be in effect or should there be enacted during the term of this Lease any law, statute or ordinance levying any tax (other than Federal or State income taxes) Upon rents. Lessee shall pay such tax or shall reimburse Lessor on demand for any such taxes paid by Lessor.

11. UTILITY CHARGES. Lessee shall pay all charges for light, heat, water, sewer, garbage, drainage, metro and all other utilities and services to the Premises during the term of this Lease.

12. REPORTS. Lessee shall provide Lessor with copies of any inspection reports or other reports with respect to the Premises issued by the fire or health department or any government authority with jurisdiction over the Premises within ten (10) days of Lessee's receipt of same.


Commercial Lease - 3                    Lessee: /s/ DJ
                                                --------------------------------


                                        Lessor: /s/ KS
                                                --------------------------------

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13.  PUBLIC LIABILITY INSURANCE. Neither Lessor nor its agent shall be liable for any injury or damage to persons or property sustained by Lessee or others, in and about the Premises. Lessee agrees to defend and hold Lessor and its agents harmless from any claim, action and/or judgment for damages to property or injury to persons suffered or alleged to be suffered on the Premise by any person, film, or corporations, unless caused by Lessor's negligence. Lessee Covenants and agrees that it will at all times during the terms hereof carry and maintain for the mutual benefit of Lessor and Lessee public liability insurance against claims for bodily injury, death, or property damage, occuring in, on or about the leased Premises or property or in, on or about the streets, sidewalks, or Premises adjacent to the leased Premises and arising from the operation of Lessee's business, such insurance to afford not less than a combined single limit (bodily injury, personal injury and property damage) of $500,000 each occurrence and $1,000.000 in the aggregate. Lessee may also maintain a policy with respect to the structure, including permanent load-bearing walls and roof. Lessor shall be named as one of the insured and shall be furnished with a copy of such policy(ies), which shall be acceptable to Lessor and shall bear an endorsement that the same shall not be canceled except upon ten
     (10) days' prior written notice to Lessor.

14. FIRE AND HAZARD INSURANCE. Lessee shall carry, at Lessee's own expense fire and hazard insurance for the Premises for the benefit of the parties as their interest may appear hereunder and shall provide satisfactory evidence thereof to the Lessor and shall continue same in force and effect throughout the Lease term hereof.

15.  WASTE. The Lessee shall not permit or commit waste to the Premises.

16. ASSIGNMENT. The Lessee shall not sublet or assign the Premises nor allow any other person or business to use or occupy the Premises without the prior written consent of the Lessor, which consent may not be unreasonably withheld, unless bank is acquired or merges with another bank, upon which No Consent of Assignment is Necessary. Any sale, assignment, mortgage, transfer of this Lease or subletting that does not comply with the provisions of this paragraph 16 shall be void.


Commercial Lease - 4                    Lessee: /s/ DJ
                                                --------------------------------


                                        Lessor: /s/ KS
                                                --------------------------------

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17.  SIGNS. Lessee shall not construct any projecting sign or awning without the prior written consent of Lessor with shall not be unreasonably withheld.

18. WAIVER. Lessor's acceptance of rent or otherwise shall not be constructed as a waiver of any cause of forfeiture, or breach of any condition of this Lease; nor shall any assignment or subletting of said Premises, or any part thereof, be held to waive or release any assignee or sublessee from any of the foregoing conditions or covenants as against him or them, but every such assignee and sublessee shall be expressly subject thereto.

19. SURRENDER AND HOLDOVER. At the end of the term of this lease, Lessee shall surrender and deliver up the Premises in the same condition (subject to any additions, alterations or improvements, if any) as presently exists, reasonable wear and tear excluded.

20. DEFAULT. Upon default in any term or condition of this Lease, Lessor shall have the right to undertake any or all other remedies permitted by Law including, but not limited to:

a. reenter and take possession of the Premises (and all property of Lessee on the Premises) using all lawful force and means of self-help to do so;

b. terminate this Lease by giving Lessee written notice thereof in which event Lessee shall immediately pay to Lessor a sum equal to the amount of Lessor's costs, expenses, losses, and damages occasioned thereby, such as expenses of reletting and collection (including but not limited to, attorney's fees, real estate commissions and reasonable costs of renovation and alteration of the Premises required to restore the Premises and the amount by which the Rent and other amounts due or to become due under this Lease for the balance of the Term exceed the amount of Rent Lessor collects from reletting of the Premises, if any, for the same period; or

c. from time to time, without terminating this Lease, relet all or any parts of the Premises as the agent and for the account of Lessee such as Rent, for such term and upon such terms and conditions as Lessor may in its and absolute discretion deem advisable, in which event the Rents received on such reletting shall be applied first to the expenses of reletting and collection (including, but not limited to, attorney's fees, real estate commissions and reasonable costs of renovation and alteration of the Premises) and thereafter to payment of all Rent and other amounts due or to become due under this Lease, and if a sufficient sum shall not be thus realized to pay such amounts, Lessee shall pay Lessor any deficiency monthly, and Lessor may bring an action therefore as such monthly deficiency shall arise, or, at Lessor's option, bring one or more actions for cumulative deficiencies.


Commercial Lease - 5                    Lessee: /s/ DJ
                                                --------------------------------


                                        Lessor: /s/ KS
                                                --------------------------------

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21.  PERFORMANCE OF LESSEE'S OBLIGATIONS BE LESSOR. If Lessee fails to timely perform any obligations of Lessee under or otherwise comply with this Lease, Lessor may by written notice to Lessee demand such compliance. If Lessee fails to commence such compliance within thirty (30) days after Lessee's receipt of such demand or if Lessee thereafter fails to diligently and assiduously prosecute and achieve such compliance, Lessor may, a Lessee's sole risk and expense, perform the compliance by the most expeditious means available to Lessor. Lessee shall reimburse Lessor for all costs and expenses incurred by Lessor to achieve such compliance.

22. REMEDIES CUMULATIVE. The rights and remedies of Lessor under paragraphs 24 and any other provisions of this Lease are cumulative and in addition to all other rights and remedies afforded to Lessor by law.

23. DEFAULT BY LESSOR. Lessor shall not be in default under or breach of this Lease unless Lessor fails to perform obligations required by Lessor within a reasonable time, but in no event later than thirty (30) days after written notice thereof be Lessee to Lessor and to the holder of any Mortgage or ground lease affecting the Premises, whose name and address shall have therefore been furnished to Lessee in writing; providing, however, that if the nature of the default or breach is such that the same Cannot reasonably be cured within such thirty (30) day period then Lessor shall not be in default or Breach if Lessor shall within such thirty (30) day period commence and thereafter diligently Prosecute the same to completion.

24. NOTICES. Any notices given or required to be given hereunder shall be by hand delivery, by overnight courier or by telecopy confirmed by answer back received. Noticed shall be deemed given on the date sent for hand delivery and telecopy, and the day after the date sent for overnight courier. All notices shall be sent to the following addresses, or such other addresses as the party may direct by written notice:

     If to Lessor: KAE Soung
                   6314 Valley Ave. E
                   Fife, WA 98424
                   (253) 922-7623 (206) 999-4749

     If to Lessee: Westsound Bank
                   P.O. Box 405
                   Bremerton, WA 98337


Commercial Lease - 6                    Lessee: /s/ DJ
                                                --------------------------------


                                        Lessor: /s/ KS
                                                --------------------------------

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25.  TERMINATION. It is mutually agreed that is during the term of this Lease the building(s) on the Premises are destroyed or damaged to an extent that they are wholly unleasable, the Lessor at their option may terminate this Lease by giving the Lessee written notice thereof within fifteen (15) days after such damage or destruction. In case the buildings, without fault of the Lessee, are destroyed or damages from any cause to an extent that fifty percent (50%) or more thereof are wholly unfit for occupancy, and so that the same cannot be repaired and made leasable within ninety (90) days therefrom, the Lessee shall have the right to terminate this Lease by written notice thereof given to the Lessor within ten (10) days after such destruction or damage to the demised Premises. In ease of the termination of the Lease hereunder, Lessee shall immediately surrender the Premises and all interest therein to the Lessors, and shall pay rent hereunder only up to the time of such surrender, and thereupon the Lessors may re-enter and take possession of the demised Premises and remove all parties therefrom. In case of damage or destruction to the Premises as aforesaid and neither party terminates the Lease as above provided, the Lessor shall repair and restore the same with all reasonable speed, and for that purpose shall have the right to enter said Premises. In case such damage shall have occurred without fault of the Lessee, but not otherwise, the rental hereby reserved shall abate for the portion of said Premises which is unleasable while said repairs are being made but shall recommence as soon as said repairs are completed. In case such damage to the demised Premises is so slight as not to render the same unfit for occupancy, no abatement in the rent shall be made.

26. ESTOPPEL CERTIFICATES. Within ten (10) days following Lessor's request, from time to time, Lessee shall execute and deliver to Lessor or any prospective Lessor or mortgagee or prospective Mortgagee a sworn statement certifying: (a) the Commencement date of this lease, (b) the fact that Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications), (c) the date to which the rent and other sums payable under this Lease have been paid, (d) the fact that there arc no current defaults under this Lease by either Lessor or Lessee except as specified in Lessee's statement, and (e) such other matter requested be Lessor. Lessor and Lessee intend that any statement delivered pursuant to this paragraph may be relied upon by any mortgagee, beneficiary or purchaser and Lessee shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in such estoppel certificate. Lessee's breach under this paragraph 26 shall be a default under the Lease. In addition to any other legal remedies available to Lessor, Lessee shall pay Lessor $200 per day for each day Lessee is in breach of this paragraph 26.


Commercial Lease - 7                    Lessee: /s/ DJ
                                                --------------------------------


                                        Lessor: /s/ KS
                                                --------------------------------

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27.  HOLD HARMLESS. Lessee shall indemnify and hold harmless Lessor against and from any and all claims arising from Lessee's use of the Premises or from the conduct of its business or from any activity, work, or other things done, permitted or suffered by Lessee in or about the Premises, and shall further indemnify and hold harmless Lessor against and from any and all claims arising from any breach of default in the performance of any obligation on Lessee's part to be performed under the terms of this Agreement, or arising from any act or negligence of Lessee, or any officer, agent, employee, guest, or invitee of Lessee, and from all costs, attorneys fees, and liabilities incurred in or about the defense of any such claim or any action or proceeding brought thereon and in case any action or proceeding be brought against Lessor by reason of such claim or proceeding be brought against Lessor by reason of such claim, Lessee, upon notice from Lessor shall defend the same at Lessee's expense by council reasonably satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises, from any cause other than Lessor's negligence, and Lessee hereby waives all claims in respect thereof against Lessor.

28.  GOVERNING LAW. Governing law shall be the laws of the State of Washington.

29. MISCELLANEOUS. The words "Lessor" and "Lessee" as used herein shall include the plural as well as the singular. If there be more than one Lessee, the obligations hereunder imposed upon Lessee shall be joint and several. Any married individual executing this Lease executes it on behalf of him/herself and on behalf of his/her marital community. Time is of essence of this Lease and each and all of its provisions. Submission of this instrument for examination or signature by Lessee does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Lessor and Lessee. The terms, covenants, agreements, and conditions herein contained, shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto. If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect.

30. ENTIRE AGREEMENT. This Lease, together with its exhibits, contains all agreements of the parties hereto and supercedes any previous negotiations. There have been no representations made by Lessor or understandings made between the parties other than those set forth in this Lease. This Lease may not be modified except by a written instrument duly executed by the parties hereto.

3l.  Night Drop to remain at facility for Lessee's use.


Commercial Lease - 8                    Lessee: /s/ DJ
                                                --------------------------------


                                        Lessor: /s/ KS
                                                --------------------------------

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Signed this 28th day of May, 2003.

LESSEE                                  LESSOR


By: /s/ Dave Johnson                    By: /s/ Kae Soung
    ---------------------------------       ------------------------------------


By:                                     By:
    ---------------------------------       ------------------------------------


Commercial Lease - 9                    Lessee: /s/ DJ
                                                --------------------------------


                                        Lessor: /s/ KS
                                                --------------------------------